SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 5, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-15)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-15. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-15 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-15 REMIC Pass-Through Certificates.

      On October 29, 2001, CMSI is to transfer to the Trustee Mortgage Loans (1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 2001) as of October 1, 2001 of $255,029,344.94. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 2001 was 607. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of October 1, 2001 was 7.329%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 2001 was 356.95 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to July 1, 2000 or after October 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of October 1, 2001 was 358.54 months.

      None of the Mortgage Loans has a scheduled maturity later than October 1, 2031. Each Mortgage Loan had an original principal balance of not less than $91,960 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $6,630,857 as of October 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 2001 was 69.9%. No more than $2,427,221 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 99% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


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1   Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 97% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 3% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 48% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 2;

      2.    such loans have an aggregate Adjusted Balance of $620,221;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 78.4%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.4%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $446,606 and $254,582,739, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.625% and 7.330%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 359.00 months and 356.95, respectively.

      The following tables set forth information regarding the Mortgage Loans as of October 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                  7                           $2,445,064

2001                                600                         $252,584,281


Total                               607                         $255,029,345
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     569                         $239,159,964

Multi-family Dwellings*               3                           $1,219,095

Townhouses                           14                           $5,569,829

Condominium Units (one to four        9                           $3,621,677
stories high)

Condominium Units (over four          4                           $1,913,977
stories high)

Cooperative Units                     8                           $3,544,803


Total                               607                         $255,029,345
                                    ===                         ============








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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            604                         $253,810,250

2-family                              3                           $1,219,095


Total                               607                         $255,029,345
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $238,085

$150,000 through $199,999             0                                   $0

$200,000 through $249,999             1                             $229,255

$250,000 through $299,999            46                          $13,502,963

$300,000 through $349,999           161                          $52,865,437

$350,000 through $399,999           135                          $50,757,567

$400,000 through $449,999            96                          $40,980,442

$450,000 through $499,999            55                          $26,104,693

$500,000 through $549,999            32                          $16,936,354

$550,000 through $599,999            26                          $15,114,745

$600,000 through $649,999            18                          $11,364,379

$650,000 through $699,999            20                          $13,733,111

$700,000 through $749,999             5                           $3,581,452

$750,000 through $799,999             1                             $799,391

$800,000 through $849,999             0                                   $0

$850,000 through $899,999             1                             $897,095

$900,000 through $949,999             0                                   $0

$950,000 through $999,999             7                           $6,924,376

$1,000,000 and over                   1                           $1,000,000


Total                               607                         $255,029,345
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.625% - 7.000%                      67                          $28,472,092

7.001% - 7.500%                     467                         $196,623,931

7.501% - 8.000%                      68                          $28,686,725

8.001% - 8.500%                       3                             $926,049

8.501% - 9.000%                       1                             $229,255

9.001% - 9.250%                       1                              $91,293


Total                               607                         $255,029,345
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    156                          $68,653,596

65.001% - 75.000%                   168                          $68,947,726

75.001% - 80.000%                   264                         $110,797,166

80.001% - 85.000%                     6                           $2,056,644

85.001% - 90.000%                    13                           $4,574,213


Total                               607                         $255,029,345
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              11                           $4,815,455
Arizona                              12                           $4,537,430
California                          182                          $74,384,198
Colorado                             26                          $10,557,382
Connecticut                          26                          $12,261,276
Delaware                              2                             $460,276
District of Columbia                  1                             $305,087
Florida                               7                           $2,649,647
Georgia                              22                           $9,601,422
Hawaii                                1                             $448,887
Illinois                             18                           $7,392,402
Louisiana                             1                             $355,472
Maryland                             22                           $9,158,280
Massachusetts                        25                           $9,959,784
Michigan                              5                           $2,210,021
Minnesota                             4                           $1,572,098
Mississippi                           3                           $1,217,641
Missouri                             10                           $4,031,878
Nevada                                3                           $1,053,367
New Hampshire                         1                             $278,272
New Jersey                           33                          $13,204,075
New Mexico                            1                             $464,267
New York                             71                          $33,958,508
North Carolina                       13                           $5,360,281
Ohio                                  4                           $1,847,459
Oregon                                6                           $2,689,790
Pennsylvania                          9                           $3,631,038
South Carolina                        3                           $1,504,835
Tennessee                             4                           $1,331,474
Texas                                23                           $9,952,488
Utah                                  5                           $2,045,939
Vermont                               1                             $449,674
Virginia                             28                          $11,707,498
Washington                           21                           $8,394,404
West Virginia                         3                           $1,237,340


Total                               607                         $255,029,345
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 5, 2001